UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

August 6, 2007
Date of Report (Date of earliest event reported):


MASTR Adjustable Rate Mortgages Trust 2007-1
(Exact name of issuing entity as specified in its charter)


UBS Real Estate Securities Inc.
(Exact name of sponsor as specified in its charter)


Mortgage Asset Securitization Transactions, Inc.
(Exact name of depositor as specified in its charter)




 New York                 333-130373-20                 54-2198815
 (State or other          (Commission                   54-2198816
 jurisdiction              File Number)                 54-2198817
 of incorporation)                                      54-2198818
                                                        54-2198819
                                                        54-2198820
                                                        54-2198821
                                                        54-2198880
                                                        54-2198881
                                                        54-2198882
                                                        54-6737499
                                                        (IRS Employer
                                                        Identification No.)





   Wells Fargo Bank, N.A.
   9062 Old Annapolis Road
   Columbia, MD                                                    21045
   (Address of principal executive offices)                        (Zip Code)

   (410) 884-2000
   (Registrant's telephone number, including area code)


   Not Applicable
   (Former name or former address, if changed since last report)


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


 [ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




 Section 1 - Registrant's Business and Operations

 Item 1.03 - Bankruptcy or Receivership.

On August 6, 2007, American Home Mortgage Holdings, Inc. ("American Home"), the parent of American Home Mortgage Servicing, Inc., a servicer as of the cut-off date of approximately 71.33% of the mortgage loans, in connection with the MASTR Adjustable Rate Mortgages Trust 2007-1 Mortgage Pass-Through Certificates, Series 2007-1 (the "Certificates") and certain of its subsidiaries, including American Home Mortgage Servicing, Inc., filed voluntary petitions for relief (the "Chapter 11 Cases") under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The Chapter 11 Cases of American Home are being jointly administered by the Honorable Christopher S. Sontchi under the caption "In re: American Home Mortgage Holdings, Inc., a Delaware corporation, et al., Case No. 07-11047." American Home will continue to operate their businesses as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. A debtor-in-possession shall have all the rights, and powers, and shall perform all the functions and duties, with limited exceptions, of a trustee serving in a case under Chapter 11 of the Bankruptcy Code.



 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



 MASTR Adjustable Rate Mortgages Trust 2007-1
 (Issuing Entity)


 By:   Wells Fargo Bank, N.A. as Master Servicer
 By:  /s/  Elisabeth A. Brewster as Vice President
 By:   Elisabeth A. Brewster as Vice President

 Date:  August 9, 2007